                                                                  EXHIBIT 10.2.2


                               SECOND AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 1, 2003 (this "Amendment"), to the Existing Credit Agreement (as defined below) is made by USP DOMESTIC HOLDINGS, INC., a Delaware corporation (the "US Borrower"). USPE HOLDINGS LIMITED, a company incorporated in England and Wales (the "UK Borrower", and together with the US Borrower, collectively the "Borrowers" and each individually a "Borrower") and the Lenders (such capitalized term and other capitalized terms used in this preamble and the recitals below to have the meanings set forth in, or are defined by reference in, Article I below).

                                   WITNESSETH:

         WHEREAS, the Borrowers, the Lenders, SunTrust Bank, as the Administrative Agent, Lehman Commercial Paper, Inc., as the Syndication Agent, and Credit Suisse First Boston Bank, as the Documentation Agent, are all parties to the Second Amended and Restated Credit Agreement, dated as of November 7, 2002, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of June 3, 2003 (as amended, the "Existing Credit Agreement", and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement");

         WHEREAS, the Borrowers have requested that the Lenders amend certain provisions of the Existing Credit Agreement and the Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to amend the Existing Credit Agreement as set forth below;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby covenant and agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

         SECTION 1.1 Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

        "Amendment" is defined in the preamble.

        "Borrowers" is defined in the preamble.

        "Credit Agreement" is defined in the first recital.

        "Existing Credit Agreement" is defined in the first recital.

        "Second Amendment Effective Date" is defined in Article III.

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          SECTION 1.2 Other Definitions. Terms for which meanings are provided in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

                                    ARTICLE 2

                         AMENDMENT TO CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Second Amendment Effective Date, the provisions of the Existing Credit Agreement referred to below are hereby amended in accordance with this Article II. Except as expressly so amended, the Existing Credit Agreement shall continue in full force and effect in accordance with its terms.

         SECTION 2.1 Modification of Article I. Article I of the Existing Credit Agreement is hereby amended as follows:

                  SECTION 2.1.1 Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definition in such Section in the appropriate alphabetical sequence:

                           "Amendment No. 2" means the Second Amendment to
                  Second Amended and Restated Credit Agreement, dated as of August 1, 2003, to this Agreement.

         SECTION 2.2 Modification of Article II. Article II of the Existing Credit Agreement is hereby amended as follows:

                  SECTION 2.2.1 Section 2.1.1 of the Existing Credit Agreement is hereby amended by restating clause (d) thereto to read as follows:

                           (d) Notwithstanding anything to the contrary
                  contained herein, until satisfaction of the covenants and conditions set forth in Section 8.3, the Lenders will have no obligation to issue Letters of Credit for the benefit of the UK Borrower which would otherwise be permitted hereunder or have any obligation to advance Loans to the UK Borrower which would otherwise be permitted hereunder. Once the covenants and conditions of Section 8.3 have been met to the satisfaction of Administrative Agent, this clause (d) will no longer be applicable to restrict the Credit Extensions to the UK Borrower. The Borrowers agree to have all such covenants and conditions of Section 8.3 met to the satisfaction of Administrative Agent no later than September 15, 2003.

         SECTION 2.3 Modification of Article VIII. Article VIII of the Existing Credit Agreement is hereby amended as follows:

                  SECTION 2.3.1 Section 8.1.7 of the Existing Credit Agreement is hereby amended by restating clause (a) thereto to read as follows:

                           (a) for working capital and general corporate
                  purposes of the Borrowers and the Subsidiary Guarantors, including Investments and Permitted


                                       2
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                  Acquisitions permitted by this Agreement; provided, however, that if such proceeds are directly or indirectly used for Investments or Permitted Acquisitions involving any Person which owns or will acquire assets in Spain (or which holds or will hold Equity Interests in any Person which owns or will acquire assets in Spain), Borrowers agree that only the UK Borrower may request and receive Credit Extensions for that purpose; and

                  SECTION 2.3.2 Section 8.1.8 of the Existing Credit Agreement is hereby amended by adding the following sentence immediately at the end of Section 8.1.8 contained therein:

                  Notwithstanding the foregoing, the Administrative Agent and Lenders hereby agree that as long as the outstanding Obligations of the UK Borrower do not exceed $20,000,000 at any one time (including the face amount of all Letters of Credit issued for the benefit of the UK Borrower or any Foreign Subsidiary Guarantor), the Borrowers will not be required to file or cause to be filed a Mortgage on any real property acquired in Spain after the Closing Date by the UK Borrower or any Foreign Subsidiary Guarantor. Until such time as all Mortgages are duly filed and recorded on any such real property acquired in Spain after the Closing Date and such additional due diligence items are delivered to Administrative Agent as required in Section 8.1.8. Lenders will have no obligation to issue Letters of Credit for the benefit of the UK Borrower or any Foreign Subsidiary Guarantor which would otherwise be permitted hereunder or advance Loans to the UK Borrower which would otherwise be permitted hereunder if the making of such Loan or the issuing of such Letter of Credit would cause the Obligations of the UK Borrower (including the face amount of any existing Letters of Credit and, if applicable, the Letter of Credit being requested) to exceed $20,000,000; provided that the restriction in Section 2.1.1
                  (d) is no longer applicable by its terms.

                  SECTION 2.3.3 Section 8.2.12 of the Existing Credit Agreement is hereby amended by restating clause (b) thereto to read as follows:

                           (b) Notwithstanding the provisions of subsection (a)
                  set forth above or the provisions of other sections of this Agreement referenced therein, OrthoLink Physicians Corporation (a US Subsidiary Guarantor hereinafter referred to as "OrthoLink") may sell certain of its accounts receivable to such physicians groups specifically named in those certain Service Agreements, as amended, set forth on Schedule 8.2.12(b) attached hereto (the "Service Agreements") pursuant to amendments to such Service Agreements which amendments shall be in form and substance satisfactory to Administrative Agent (the "Second Amendments to Service Agreements"; the accounts receivable referenced in said Second Amendments to Service Agreements as "A/R Amount" or otherwise are referred to herein as the "OrthoLink Receivables" and the physicians groups parties thereto are referred to herein as the "OrthoLink Receivables Purchasers"). In accordance with the Second Amendments to the Service Agreements, if OrthoLink has not received full payment in cash for its sale of the OrthoLink Receivables from the OrthoLink Receivables Purchasers on or before September 30, 2003, OrthoLink shall receive from the applicable OrthoLink Receivables Purchasers as payment for the remaining OrthoLink Receivables (i) a Promissory Note and Security Agreement (a "Note and Security Agreement") in substantially the form of
                  Exhibit 8.2(ii) attached thereto and Exhibit G attached hereto and (ii) a Guaranty (a "Guaranty") in substantially the form of Exhibit 8.2(ii) attached thereto and Exhibit H attached hereto; provided, however, with respect to the Service Agreement with Resurgens, P.C. ("Resurgens"), Borrower represents that the obligations of Resurgens to OrthoLink to pay the balance of the OrthoLink Receivables remaining after September 30, 2003 will be evidenced by the Second Amendment to Service Agreement executed by Resurgens (the "Resurgens Second Amendment") and will not be evidenced by a Note and Security Agreement and not guaranteed pursuant to a Guaranty (each Note and Security Agreement, each Guaranty and the Resurgens Second Amendment collectively referred to herein as the "OrthoLink Receivables Loan Documents"). On or before October 15, 2003, OrthoLink shall assign to Administrative Agent, on behalf of the Lenders, as collateral hereunder all such OrthoLink Receivables Loan Documents required to be delivered to OrthoLink in accordance with the terms of the Service Agreements pursuant to, and will perform the obligations and conditions contained in, an Assignment and Security Agreement in substantially the form of Exhibit I attached hereto (which Assignment will be modified as deemed necessary by Administrative Agent to incorporate the assignment of OrthoLink's rights under the Resurgens Second Amendment). The Net Disposition Proceeds of the OrthoLink Receivables (whether delivered by the OrthoLink Receivables Purchasers in cash on or before September 30, 2003 or pursuant to the terms of the OrthoLink Receivables Loan Documents) shall be applied as follows: (i) immediately upon receipt, 50% of said Net Disposition Proceeds shall be applied to the outstanding principal balance of the Loan; and (ii) within one
                  (1) year of receipt, the remaining 50% shall be used for Investments and Permitted Acquisitions or applied to the outstanding principal balance of the Loan. In connection with Lender's agreement to permit the disposition of the OrthoLink Receivables as set forth in this Section 8.2.12(b), Borrowers agree in addition to the foregoing as follows: (A) Section 8.2 of the Service Agreements, as amended by the Second Amendments to the Service Agreements, or such other section of the Service Agreements addressing the OrthoLink Receivables, shall not be further amended, modified, or changed without the Administrative Agent's prior written consent, (B) OrthoLink Receivables will only be sold to OrthoLink Receivables Purchasers, (C) no OrthoLink Receivables will be sold, assigned, or transferred for less than the net book value of such receivable, and (D) Borrowers shall give Administrative Agent an accounting of the use of the Net Disposition Proceeds not applied to the outstanding balance of the Loan a year after receipt of such Proceeds.


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                                    ARTICLE 3

                          CONDITIONS TO EFFECTIVENESS

         This Amendment and the amendments contained herein shall become effective on the date (the "Second Amendment Effective Date") when each of the conditions set forth in this Article III shall have been fulfilled to the satisfaction of the Administrative Agent.

         SECTION 3.1 Counterparts. The Administrative Agent shall have received counterparts hereof executed on behalf of the Borrowers and each Lender. The delivery of an executed counterpart hereof by the Borrowers shall constitute a representation and warranty by the Borrowers that, on the Second Amendment Effective Date, after giving effect to this Amendment, all statements set forth in clauses (a), (b), and (c) of Section 6.2.1 of the Existing Credit Agreement are true and correct as of such date, except to the extent that any such statement expressly relates to an earlier date (in which case such statement was true and correct on and as of such earlier date).

         SECTION 3.2 Satisfactory Legal Form. The Administrative Agent and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such materials, as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the effectiveness of this Amendment shall be satisfactory to the Administrative Agent and its counsel. All documents executed or submitted pursuant hereto or in connection herewith shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

                                    ARTICLE 4

                                 MISCELLANEOUS

         SECTION 4.1 Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.

         SECTION 4.2 Loan Document Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby.

         SECTION 4.3 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SECTION 4.4 Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.



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


         SECTION 4.5 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]




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


         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


                                        USP DOMESTIC HOLDINGS, INC.,
                                        as the US Borrower


                                        By: /s/ Mark Kopser
                                            -----------------------------------

                                        Title: Chief Financial Officer and VP
                                               --------------------------------


                                        USPE HOLDINGS LIMITED,
                                        as the UK Borrower

                                        By:  /s/ Mark Kopser
                                            -----------------------------------

                                        Title:  Director
                                               --------------------------------


                                        SUNTRUST BANK,
                                        as the Administrative Agent, a Lender
                                        and Swingline Lender

                                        By:  /s/ Mark D. Mattson
                                            -----------------------------------

                                        Title:  Director
                                               --------------------------------

                                        LEHMAN COMMERCIAL PAPER INC.,
                                        as the Syndication Agent and a Lender


                                        By:   /s/ Francis Chang
                                            -----------------------------------

                                                   Francis Chang
                                        Title:    Vice President
                                               --------------------------------

                                        BANK OF AMERICA, N.A.,
                                        as a Lender


                                        By: /s/ Ken P. Burton
                                            -----------------------------------

                                        Title: Vice President
                                               --------------------------------

                                        SOCIETE GENERALE,
                                        as a Lender


                                        By: /s/ Carol Radice
                                            -----------------------------------

                                                Carol Radice
                                        Title:  Corporate Banking, Societe
                                                Generale
                                               --------------------------------

                            CREDIT SUISSE FIRST BOSTON,
                            acting through its Cayman Islands
                            Branch, as the Documentation Agent and
                            a Lender


                            By: /s/ Christopher Lally    /s/ Jennifer A. Pieza
                                -----------------------------------------------


                                    Christopher Lally      Jennifer A. Pieza
                            Title:   Vice President          Associate
                                   ------------------------------------------

                                        SOUTHWEST BANK OF TEXAS,
                                        as a Lender


                                        By: /s/ William B. Pyle
                                            -----------------------------------


                                        Title:  Senior Vice President
                                               --------------------------------



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                                        BANK OF OKLAHOMA, N.A.,
                                        as a Lender


                                        By: /s/  Heather S Williams
                                            -----------------------------------


                                        Title:  Assistant Vice President
                                               --------------------------------